EXHIBIT 10.9

THIS NOTE HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF FEDERAL AND STATE SECURITIES LAWS AND MAY NOT BE SOLD OR TRANSFERRED WITHOUT COMPLIANCE WITH SUCH REQUIREMENTS OR A WRITTEN OPINION OF COUNSEL ACCEPTABLE TO THE OBLIGOR THAT SUCH TRANSFER WILL NOT RESULT IN ANY VIOLATION OF SUCH LAWS OR AFFECT THE LEGALITY OF THEIR ISSUANCE.


                          SUBORDINATED PROMISSORY NOTE


CDN $1,000,000                                                 December 28, 2002


     FOR VALUE RECEIVED, the undersigned, ASSURE OIL & GAS CORP., an Ontario, Canada corporation (the "Obligor"), hereby promises to pay to the order of Swiss Overseas Finance Company Ltd. (the "Holder"), on or before December 28, 2008 (the "Maturity Date") the principal sum of One Million Canadian Dollars (CDN $1,000,000) payable as set forth below. The Obligor also promises to pay to the order of the Holder interest on the principal amount hereof at a rate per annum equal to the prime rate (as reported by the Royal Bank of Canada-Toronto on the date of this Note) plus 3.5%. No interest will be due on the principal amount until the first anniversary of this Note, on December 28, 2003, at which time all interest then due on this Note shall be payable in full. Thereafter, for the remaining five year term of this Note, interest and principal shall be payable quarterly on March 28, June 28, September 28 and December 28 in each year. Subject to Obligor's right to prepay the Note, in whole or in part, all quarterly principal payments shall be made in equal pro rata amounts. Interest shall be calculated on the basis of the year of 365 days and for the number of days actually elapsed. Any amounts of interest and principal not paid when due shall bear interest at the maximum rate of interest allowed by applicable law. The payments of principal and interest hereunder shall be made in coin or currency of Canada or United States currency in an equivalent amount based on applicable conversion rates at the time of payment.

     This Note shall be subject to the following additional terms and conditions:

     1.   Payments. The parties may mutually agree to extend the terms of this
          --------
          Note beyond the Maturity Date. In the event that any payment to be made hereunder shall be or become due on Saturday, Sunday or any other day which is a legal bank holiday under the laws of Canada, such payment shall be or become due on the next succeeding business day.

     2.   Prepayment. The Obligor and the Holder understand and agree that the
          ----------
          principal amount of this Note plus accrued interest may be prepaid by the Obligor at any time prior to the Maturity Date without penalty.


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     3.   Subordination of Debt. This Note is subordinate to all present and
          ---------------------
          future bank debt of the Company and its parent and subsidiaries including, but not limited to, debt incurred under revolving credit lines.

     4.   No Waiver. No failure or delay by the Holder in exercising any right,
          ---------
          power or privilege under the Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law. No course of dealing between the Obligor and the Holder shall operate as a waiver of any rights by the Holder.

     5.   Waiver of Presentment and Notice of Dishonor. The Obligor and all
          --------------------------------------------
          endorsers, guarantors and other parties that may be liable under this Note hereby waive presentment, notice of dishonor, protest and all other demands and notices in connection with the delivery, acceptance, performance or enforcement of this Note.

     6.   Place of Payment. All payments of principal of this Note and the
          ----------------
          interest due hereon shall be made at such place as the Holder may from time to time designate in writing.

     7.   Events of Default. The entire unpaid principal amount of this Note
          -----------------
          and the interest due hereon shall, at the option of the Holder exercised by written notice to the Obligor forthwith become and be due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby expressly waived, if any one or more of the following events (herein called "Events of Default") shall have occurred (for any reason whatsoever and whether such happening shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body ) and be continuing at the time of such notice, that is to say:

          a) if default shall be made in the due and punctual payment of the principal of this Note and the interest due thereon when and as the same shall become due and payable, whether at maturity, or by acceleration or otherwise, and such default shall have continued for a period of ten (10) business days;

          b)   if the Obligor shall:

               (i) admit in writing its inability to pay its debts generally as they become due;

               (ii) file a petition in bankruptcy or petition to take advantage of any insolvency act;


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               (iii) make assignment for the benefit of creditors;

               (iv) consent to the appointment of a receiver of the whole or any substantial part of its property;

               (v) on a petition in bankruptcy filed against it, be adjudicated a bankrupt;

               (vi) file a petition or answer seeking reorganization or
                    arrangement under the Federal bankruptcy laws or any other applicable law or statute of the United States of America or any State, district or territory thereof; or

          c) if the court of competent jurisdiction shall enter an order, judgment, or decree appointing, without the consent of the Obligor, a receiver of the whole or any substantial part of the Obligor's property, and such other, judgment or decree shall not be vacated or set aside or stayed with ninety (90) days from the date of entry thereof; and

          d) if, under the provisions of any other law for the relief or aid of debtors, any court or competent jurisdiction shall assume custody or control of the whole or any substantial part of Obligor's property and such custody or control shall not be terminated or stayed within (90) days from the date of assumption of such custody or control.

     8.   Remedies. In case any one or more of the Events of Default
          --------
          specified in Section 7 hereof shall have occurred and be continuing, the Holder may proceed to protect and enforce its rights whether by suit and/or equity and/or by action of law, whether for the specific performance of any covenant or agreement contained in this Note or in aid of the exercise of any power granted in this Note, or the Holder may proceed to enforce the payment of all sums due upon the Note or enforce any other legal or equitable right of the Holder.

     9.   Severability. In the event that one or more of the provisions of
          ------------
          this Note shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     10.  Governing Law This Agreement shall, in all respects, be governed by,
          --------------
          subject to and be interpreted, construed and enforced in accordance with the laws in effect within the Province of Alberta. Each party hereby expressly agrees to the jurisdiction of the courts of the Province of Alberta and all courts of appeal therefrom, and hereby waives any claim or defense of inconvenient forum.


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     11.  Transfer and Assignment This Note may not be transferred or assigned,
          -----------------------
          in whole or in part, at any time, except in compliance with applicable federal and state securities laws.

     12.  Legal  Action In the event any party commences legal action to enforce
          ------------
          its rights under this Note, the non-prevailing party shall pay all reasonable costs and expenses (including but not limited to reasonable attorney's fees, accountant's fees, appraiser's fees and investigative fees)  incurred  in  enforcing  such  rights.

     IN WITNESS WHEREOF, the OBLIGOR has signed and sealed this Note as of the 28th day of December, 2002.


                                        OBLIGOR:

                                        ASSURE OIL & GAS CORP.



                                   By:  /s/ Harvey Lalach
                                        -----------------
                                        Harvey Lalach
                                        President


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